UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                             ----------------


                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                             November 29, 2005

                             -----------------

                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                         0-14690                    47-0648386
(State or other jurisdiction of    (Commission File           (IRS Employer
incorporation)                          Number)         Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On November 29, 2005, the Executive Compensation Committee (the "Committee") of the Board of Directors of Werner Enterprises, Inc. (the "Company") approved increases to the base salaries for certain of the Company's named executive officers. Effective December 9, 2005, the base salaries of the Company's named executive officers will be:

                                                                   Base
       Name                            Title                      Salary
-------------------   -----------------------------------------   --------
Clarence L. Werner    Chairman of the Board and Chief
                      Executive Officer                           $675,000
Gary L. Werner        Vice Chairman                               $355,000
Gregory L. Werner     President and Chief Operating Officer       $420,000
Daniel H. Cushman     Senior Executive Vice President, Chief
                      Marketing and Operational Officer           $310,270
Derek J. Leathers     Executive Vice President - Van
                      Division and International                  $244,003



     The Committee also approved the following annual discretionary bonuses to be paid on December 1, 2005 to the Company's named executive officers:


       Name                            Title                       Bonus
-------------------   -----------------------------------------   --------
Clarence L. Werner    Chairman of the Board and Chief
                      Executive Officer                           $350,000
Gary L. Werner        Vice Chairman                               $210,000
Gregory L. Werner     President and Chief Operating Officer       $300,000
Daniel H. Cushman     Senior Executive Vice President, Chief
                      Marketing and Operational Officer           $215,000
Derek J. Leathers     Executive Vice President - Van
                      Division and International                  $200,000


                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      December 2, 2005             By:  /s/ John J. Steele
           ----------------                  ------------------------------
                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      December 2, 2005             By:  /s/ James L. Johnson
           ----------------                  ------------------------------
                                             James L. Johnson
                                             Senior Vice President,
                                              Controller and Corporate
                                              Secretary